Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 16. Commitments and Contingencies

Legal Matters

In the normal course of conducting our business, the Company may be involved in various litigation. The Company is not a party to any litigation or governmental proceeding which our management believes could result in any judgments or fines against us that would have a material adverse effect on our financial position, liquidity or results of future operations.

EEF9001 Guarantee

On December 13, 2022, the Company executed a guarantee for its wholly-owned subsidiary, Deep Isolation EMEA, Ltd., as a condition for an award of up to $729 thousand (the “Grant”) given by the Department for Business, Energy and Industrial Strategy (“BEIS”) of the British Government. The Company has guaranteed obligations under the Grant Funding Agreement (reference number EEF9001) for Deep Isolation EMEA, Ltd., signed with the British Government. The guarantee covers all obligations and liabilities of the subsidiary to BEIS under the Grant Funding Agreement. The contract was completed on February 28, 2025.

Registration Rights

The Company is subject to a Registration Rights Agreement requiring the effectiveness of a registration statement within a specified period. The Agreement requires the Company to pay certain liquidated damages to existing shareholders if the Registration Statement is not declared effective within 120 days after filing the Company’s Super 8-K. The Company did not meet that effectiveness deadline, and a Registration Event occurred. However, a majority of the existing shareholders may waive that penalty by providing a written consent, and as of March 15, 2026, 58.6% of the shareholders (a majority) have consented to waive such damages through at least March 31, 2026. There is no guarantee that a majority of shareholders would agree to extend the waiver for an additional period.